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                                                                    EXHIBIT 99.2

                        SKILLSOFT PUBLIC LIMITED COMPANY

                    DIRECTOR OPTION AGREEMENT - FIRST OPTION

     SkillSoft Public Limited Company (the "Company") has granted to [_________] the "Optionee"), an option to purchase a total of [_________] of the Company's ordinary shares (the "Optioned Shares"), at the price determined as provided herein, and in all respects subject to the terms, definitions and provisions of the Company's 2001 Director Option Plan (the "Plan") adopted by the Company which is incorporated herein by reference. The terms defined in the Plan shall have the same defined meanings herein.

     1. Nature of the Option. This Option is a non-statutory stock option and is not intended to qualify for any special tax benefits to the Optionee.

     2. Exercise Price. The exercise price is $[______]for each Optioned Share.

     3. Exercise of Option. This Option shall be exercisable during its term in accordance with the provisions of Section 8 of the Plan as follows:

          (i) Right to Exercise.

               (a) This Option shall become exercisable in installments cumulatively with respect to 33.33% of the Optioned Shares each anniversary of its date of grant, so that this Option shall be exercisable with respect to one hundred percent (100%) of the Optioned Shares three years after the date of grant, provided that the Optionee continues to serve as a Director on all such relevant dates; and provided further, that in no event shall any Option be exercisable prior to the date the shareholders of the Company approve the Plan.

               (b) This Option may not be exercised for a fraction of a share.

               (c) In the event of the Optionee's death, Disability or other termination of service as a Director, the exercisability of the Option is governed by Section 8 of the Plan.

          (ii) Method of Exercise. This Option shall be exercisable by written notice, which shall state the election to exercise the Option and the number of Optioned Shares in respect of which the Option is being exercised. Such written notice, in the form attached hereto as Exhibit A, shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the exercise price.

     4. Method of Payment. Payment of the exercise price shall be by any of the following, or a combination thereof, at the election of the Optionee:

          (i) cash;

          (ii) check; or

          (iii) cashless exercise under a cashless exercise program (if any) implemented by the Company in connection with the Plan.

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     5. Restrictions on Exercise. This Option may not be exercised if the issuance of the Optioned Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulations, including without limitation Irish law, or if such issuance would not comply with the requirements of any stock exchange upon which the Shares may then be listed. As a condition to the exercise of this Option, the Company may require the Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

     6. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by the Optionee or, in the event of the Optionee's Incapacity, by his or her Attorney. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     7. Term of Option. This Option may not be exercised after the period of ten
(10) years commencing on the date of grant of this Option, and may be exercised during such period only in accordance with the Plan and the terms of this Option.

     8. Taxation Upon Exercise of Option. Optionee understands that, upon exercise of this Option, he or she will recognize income for tax purposes in an amount equal to the excess of the then Fair Market Value of the Optioned Shares purchased over the exercise price paid for such Optioned Shares. Upon a resale of such Optioned Shares by the Optionee, any difference between the sale price and the Fair Market Value of the Optioned Shares on the date of exercise of the Option, to the extent not included in income as described above, will be treated as capital gain or loss.

DATE OF GRANT: [                ]
                ----------------

                                        SKILLSOFT PUBLIC LIMITED COMPANY,
                                        a public limited company organized under the laws of the Republic of Ireland


                                        By:
                                            ------------------------------------

     The Optionee acknowledges receipt of a copy of the Plan, a copy of which is attached hereto, and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Plan.

Dated:
       -----------------


                                        ----------------------------------------
                                        Optionee


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                                    EXHIBIT A

                         DIRECTOR OPTION EXERCISE NOTICE

SkillSoft Public Limited Company
20 Industrial Park Drive
Nashua
NH 03062
USA

     Attention: Company Secretary

     1. Exercise of Option. The undersigned ("Optionee") hereby elects to exercise Optionee's option to purchase ______ Ordinary Shares (the "Shares") of SkillSoft Public Limited Company (the "Company") under and pursuant to the Company's 2001 Outside Director Option Plan and the Director Option Agreement dated _______________ (the "Agreement").

          The Optionee hereby elects to have the Shares issued in the name of (check one):

          [ ] AIB Custodial Nominees Limited A/C BONY as Optionee's nominee to hold the Shares on Optionee's behalf and subject to Optionee's directions. (If selected, the share certificate shall be mailed at Optionee's risk to AIB Custodial Nominees Limited, P.O. Box 518, IFSC, Dublin 1, Ireland).

          [ ] Optionee. (If selected, the share certificate shall be mailed at Optionee's risk to the address specified below).

     2. Representations of Optionee. Optionee acknowledges that Optionee has received, read and understood the Agreement.

     3. Federal Restrictions on Transfer. Optionee understands that the Shares must be held indefinitely unless they are registered under the Securities Act of 1933, as amended (the "1933 Act"), or unless an exemption from such registration is available, and that the certificate(s) representing the Shares may bear a legend to that effect. Optionee understands that the Company is under no obligation to register the Shares and that an exemption may not be available or may not permit Optionee to transfer the Shares in the amounts or at the times proposed by Optionee.

     4. Tax Consequences. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultant(s) Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

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     5. Delivery of Payment. Optionee herewith delivers to the Company the aggregate purchase price for the Shares that Optionee has elected to purchase and has made provision for the payment of any federal or state withholding taxes required to be paid or withheld by the Company.

     6. Entire Agreement. The Agreement is incorporated herein by reference. This Exercise Notice and the Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof. This Exercise Notice and the Agreement are governed by Irish law except for that body of law pertaining to conflict of laws.

Submitted by:                           Accepted by:

OPTIONEE:                               SKILLSOFT PUBLIC LIMITED COMPANY


By:                                     By:
    ---------------------------------       ------------------------------------
                                        Its:
                                             -----------------------------------

Address:

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Dated:                                  Dated:
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